SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2002

Colley Corporation

(Exact name of Registrant as specified in its Charter)

Delaware

000-33345

75-2926440

(State or other jurisdiction of incorporation)

(Commission File No.)

(IRS Employer Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio

45202

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:

(513) 381-0777

N/A

(Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

Effective July 15, 2002, Colley Corporation's independent certified accounting firm, S. W. Hatfield, CPA, resigned.

All audit opinions have been qualified as to an uncertainty as a going concern since the inception of the Company.

During the Company's two most recent fiscal years (ended December 31, 2000 and 2001) and from December 31, 2001 to the date of this Report, there were no disagreements with S. W. Hatfield, CPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.  There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the Company's two most recent fiscal years (ended December 31, 2000 and 2001) and from December 31, 2001 to the date of this Report.

Colley Corporation will engage a new principal accountant.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.      Description

16.1                  Letter regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Colley Corporation

Date: July 23, 2002

By:  /s/Roger W. Ach, II

        Roger W. Ach, II

        President

Exhibit 16.1

S. W. HATFIELD, CPA

certified public accountants

Member:

Texas Society of Certified Public Accountants

    Press Club of Dallas

July 23, 2002

U. S. Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC 20549

Gentlemen:

On July 23, 2002, this Firm received a draft copy of a Form 8-K to be filed by Colley Corporation (Company) (SEC File #000-33345, CIK #1162093) reporting Item 4 - Changes in Registrant’s Certifying Public Accountant.

We have no disagreements with the statements made in the Form 8-K, Item 4 disclosures.

Yours truly,

/s/ S. W. Hatfield, CPA

S. W. Hatfield, CPA

Use our past to assist your future sm

(secure mailing address)(overnight delivery/shipping address)

P. O. Box 8203959002 Green Oaks Circle, 2nd Floor

Dallas, Texas  75382-0395Dallas, Texas 75243-7212

214-342-9635 (voice)(fax) 214-342-9601

800-244-0639SWHCPA@aol.com